INCOME TAX (Tables)	12 Months Ended
Dec. 31, 2022
INCOME TAX
Schedule of net deferred tax assets

	December 31,	December 31,
	2022	2021
Deferred tax assets
Net operating loss carryforward	$—	$40,819
Organizational costs/start-up expenses	1,160,666	606,383
Total deferred tax assets	1,160,666	647,202
Valuation allowance	(1,160,666)	(647,202)
Deferred tax assets, net of allowance	$—	$—

Schedule of income tax provision

	For the Year Ended December 31,
	2022	2021
Federal
Current	$570,854	$—
Deferred	(513,464)	(625,111)

State and Local
Current	—	—
Deferred	—	—
Change in valuation allowance	513,464	625,111
Income tax provision	$570,854	$—

Schedule of reconciliation of the federal income tax rate to the company's effective tax rate

	December 31,	December 31,
	2022	2021
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
Change in fair value of warrant liabilities	(20.1)%	(34.1)%
Change in valuation allowance	8.4%	13.1%
Income tax provision	9.3%	(0.0)%